================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Golden West Financial Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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[_]  Fee paid previously with preliminary materials.

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     was paid previously. Identify the previous filing by registration statement
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Notes:

                                    [LOGO]

                1901 HARRISON STREET, OAKLAND, CALIFORNIA 94612

                                                                 March 13, 2000

Dear Stockholder:

   The Annual Meeting of Stockholders of Golden West Financial Corporation will be held May 2, 2000, commencing at 11:00 a.m. on the fourth floor of the Company's headquarters located at 1901 Harrison Street, Oakland, California. The Management and Directors of Golden West Financial Corporation look forward to meeting with you at that time.

   Attached to this letter is the formal notice of meeting and proxy statement. We urge you to complete and return the enclosed proxy immediately. A prepaid return envelope is provided for that purpose. If you attend the meeting, you may withdraw your previously mailed proxy and vote at the meeting.

   Sincerely yours,


     /s/ Herbert M. Sandler                  /s/ Marion O. Sandler
     HERBERT M. SANDLER                      MARION O. SANDLER
     Chairman of the Board and               Chairman of the Board and
     Chief Executive Officer                 Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                      OF
                       GOLDEN WEST FINANCIAL CORPORATION

   The Annual Meeting of Stockholders of Golden West Financial Corporation (the "Company") will be held on the fourth floor of the Company's headquarters located at 1901 Harrison Street, Oakland, California on Tuesday, May 2, 2000, commencing at 11:00 a.m., for the following purposes:

    (1) To elect three members of the Board of Directors to hold office for three-year terms and until their successors are duly elected and qualified;

    (2) To ratify the selection of independent auditors; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

   The close of business on March 6, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at this meeting or any adjournment thereof. A list of such stockholders will be available at the time and place of the meeting and, during ten days prior to the meeting, at the office of the Secretary of Golden West Financial Corporation, 1901 Harrison Street, Oakland, California.

                                          By order of the Board of Directors

                                          /s/ Michael Roster
                                          MICHAEL ROSTER
                                          Executive Vice President and
                                           Secretary

March 13, 2000

IMPORTANT: We want to assure that you are represented at the meeting. Please complete, date, sign and mail the enclosed proxy promptly in the return envelope which we have provided.

                                PROXY STATEMENT

   The enclosed proxy is solicited on behalf of the Board of Directors of Golden West Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders on May 2, 2000 ("Annual Meeting") for the purposes set forth in the foregoing notice. Any stockholder may revoke his proxy at any time prior to exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date, or upon request if such stockholder is present at the meeting and chooses to vote in person.

   The expense of soliciting proxies will be paid by the Company. Proxies may be solicited by regular employees of the Company either in person or by telephone or other electronic media, and the Company will upon request reimburse persons holding shares in their names, or in the names of their nominees, but not owning the shares beneficially, for reasonable expenses of forwarding proxy materials to their principals.

   The principal executive offices of the Company are located at 1901 Harrison Street, Oakland, California 94612. This proxy statement and the enclosed proxy are being sent or given to stockholders commencing March 13, 2000.

                               VOTING SECURITIES

   Only stockholders of record on the books of the Company at the close of business on March 6, 2000 ("Record Date") will be entitled to vote at the Annual Meeting. On the Record Date there were outstanding 159,184,083 shares of Common Stock of the Company, $.10 par value. Stockholders are entitled to one vote for each share held except that, in the election of Directors, each stockholder has cumulative voting rights and is entitled to as many votes as equal the number of shares held by such stockholder multiplied by the number of Directors to be elected (three), which votes may be cast for a single candidate or distributed among any or all candidates as such stockholder sees fit. The three candidates for Director receiving the highest number of votes shall be elected. Consistent with Delaware law, abstentions and broker non-votes will not be counted, except that shares owned by stockholders submitting signed proxies will be counted for the purpose of determining whether a quorum of stockholders is present at the Annual Meeting.

                             ELECTION OF DIRECTORS

   Pursuant to Article Seventh of the Company's Certificate of Incorporation, the Board of Directors is divided into three classes. Each class of Directors consists of three Directors. The first class of Directors is being elected at the 2000 Annual Meeting and will serve until the 2003 Annual Meeting. The second class of Directors will serve until the 2001 Annual Meeting and the third class of Directors will serve until the 2002 Annual Meeting.

   Three Directors are to be elected at the 2000 Annual Meeting. Maryellen B. Cattani, Kenneth T. Rosen and Herbert M. Sandler are nominees for Directors. All three nominees were elected Directors by a vote of the stockholders at the 1997 Annual Meeting of Stockholders.

   In the absence of instructions to the contrary, shares represented by the enclosed proxy will be voted FOR the election of the above nominees to the Board of Directors. If any of such persons are unable or unwilling to be nominated for the office of Director at the date of the Annual Meeting, or any adjournment thereof, the proxy holders will vote for such substitute nominees as the Company's Board of Directors may propose. The management of the Company has no reason to believe that any of such nominees will be unable or unwilling to serve if elected a Director. Notwithstanding the foregoing, if one or more persons other than those named above are nominated as candidates for the office of Director, the proxy holders may cumulate votes and the enclosed proxy may be voted in favor of any one or more of the nominees named above, to the exclusion of others, and in such order of preference as the proxy holders may determine in their discretion.

   Set forth below is certain information concerning the nominees and the members of the Board of Directors who will continue in office after the 2000 Annual Meeting:

                                                                           Common Stock
                                                                     Beneficially Owned as of
                                                                       February 29, 2000(1)
                                                                     --------------------------------
  Continuing Directors and     Business Experience     Served as
   Nominees for Director     During Past Five Years    Director         Number              Percent
          (Class)             and Other Information      Since   Age   of Shares           of Class
  ------------------------   ----------------------    --------- --- --------------       -----------
 Maryellen B. Cattani (I)   Attorney-at-Law(2)           1996     56          6,000             --


 Louis J. Galen (III)       Retired (Since 1982)         1959     74      3,481,344(3)          2.2%
                            Company Officer, Private
                            Investor

 Antonia Hernandez (III)    President and General        1995     52          3,660             --
                            Counsel of The Mexican
                            American Legal Defense
                            and Educational Fund

 Patricia A. King (II)      Professor of Law,            1994     57            450             --
                            Georgetown University,
                            Washington, DC; Adjunct
                            Professor, Department of
                            Health Policy and
                            Management, School of
                            Hygiene and Public
                            Health, Johns Hopkins
                            University

 Bernard A. Osher (III)     Private investor             1970     72      8,061,450             5.0%


 Kenneth T. Rosen (I)       Professor of Business        1984     51          9,000             --
                            Administration, Haas
                            School of Business;
                            Chairman of the Fisher
                            Center for Real Estate
                            and Urban Economics,
                            University of
                            California, Berkeley

 Herbert M. Sandler (I)(4)  Chairman of the Board        1963     68     15,602,012(5)(6)       9.6%
                            and Chief Executive
                            Officer of the Company,
                            World Savings Bank, FSB,
                            World Savings and Loan
                            Association and World
                            Savings Bank, SSB

 Marion O. Sandler (II)(4)  Chairman of the Board        1963     69     16,789,232(5)(7)      10.4%
                            and Chief Executive
                            Officer of the Company,
                            World Savings Bank, FSB,
                            World Savings and Loan
                            Association and World
                            Savings Bank, SSB

 Leslie Tang Schilling (II) President of L.T.D.D.,       1996     45          3,005             --
                            Inc. and Chairperson of
                            Union Square Investment
                            Company(8)

 All Directors and officers as a group (16 persons)                      30,529,936(9)         19.0%

--------
(1) Held directly with sole voting and investment powers unless otherwise noted, subject to community property laws where applicable. All shares shown in this table and elsewhere in the proxy reflect the Golden West Financial Corporation three for one stock split (in the form of a 200% Stock Dividend) which occured on December 10, 1999.

(2) Ms. Cattani is a member of the Board of Directors of ABM Industries Incorporated.

(3) Includes 3,170,244 shares held in trust by Mr. Galen with sole voting and investment powers. Also includes 99,000 shares, with shared voting and investment powers, held in a charitable trust for which Mr. Galen is trustee.

(4) Member of the Executive Committee.

(5) Includes for both Herbert M. Sandler and Marion O. Sandler, husband and wife, 15,021,812 shares, with shared voting and investment powers, held jointly by Mr. and Mrs. Sandler, as co-trustees.

(6) Includes for Herbert M. Sandler 2,700 shares with voting and investment powers in trust for the benefit of his sister-in-law, 489,624 shares with shared voting and investment powers held in trusts for the benefit of Mr. and Mrs. Sandler's descendants with Mr. and Mrs. Sandler as co-trustees, and 517,500 shares which Mr. Sandler may acquire upon exercise of employee stock options exercisable on February 29, 2000, or within 60 days thereafter.

(7) Includes for Marion O. Sandler 90,180 shares with voting and investment powers in trust for the benefit of herself and descendants, 1,069,740 shares with voting and investment powers held in trusts for the benefit of Mr. and Mrs. Sandler's descendants, 489,624 shares with shared voting and investment powers held in trusts for the benefit of Mr. and Mrs. Sandler's descendants with Mr. and Mrs. Sandler as co-trustees, and 517,500 shares which Mrs. Sandler may acquire upon exercise of employee stock options exercisable on February 29, 2000, or within 60 days thereafter.

(8) Leslie Tang Schilling is a member of the Board of Directors of Tristate Holdings, Ltd.

(9) Includes 17,657,362 shares as to which officers and Directors share with others voting and/or investment powers. Also includes 1,578,000 shares which certain officers may acquire upon the exercise of employee stock options exercisable on February 29, 2000, or within 60 days thereafter.

   The continuing Directors and nominees for elections as Directors have had the principal occupations or employments set forth in the foregoing table for at least the past five years, except for: Maryellen B. Cattani who was Executive Vice President, General Counsel and Secretary of APL, Ltd. until December 1997; and Bernard A. Osher who until October 1999 was Chairman of Butterfield and Butterfield, Auctioneers.

   Herbert M. Sandler and Marion O. Sandler are husband and wife. Bernard A. Osher is the brother of Mrs. Sandler. Herbert M. Sandler, Marion O. Sandler and Bernard A. Osher may be deemed to be "control" persons of the Company, within the meaning of the General Rules and Regulations adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The business address for Mr. and Mrs. Sandler is 1901 Harrison Street, Oakland, California 94612. The business address for Mr. Osher is
909 Montgomery Street, Suite 300, San Francisco, California 94133.

   During 1999, the Company's Board of Directors held four meetings. The Board of Directors has standing Nominating, Audit, Compensation and Stock Option Committees. The members of the Nominating Committee in 1999 were Maryellen B. Cattani, Louis J. Galen and Antonia Hernandez. The Nominating Committee's principal function is to identify and propose to the Board qualified individuals as potential candidates for the position of Director. The Nominating Committee does not consider recommendations from stockholders for nominations for Director. The Nominating Committee met once during 1999. The members of the Audit Committee in 1999 were Maryellen B. Cattani, Louis J. Galen and Kenneth T. Rosen. The principal function of the Audit Committee is to assist the Board of Directors in reviewing the financial statements of the Company and its subsidiaries as issued to its stockholders and others. The Audit Committee held four meetings of its members during 1999. The members of the Compensation and Stock Option Committees in 1999 were Patricia A. King, Kenneth T. Rosen and Leslie Tang Schilling. The Compensation Committee met three times during 1999. The report of the Compensation Committee is set forth below:

Compensation Committee Report on Executive Compensation

To the Board of Directors:

   The Compensation Committee's primary function is to review and recommend, for review by the Board of Directors, the salaries and other compensation of the Company's senior executive officers and to administer the Company's Annual Incentive Bonus Plan (the "Incentive Plan"). In addition, the members of the Compensation Committee serve as the Company's Stock Option Committee which approves the grants of stock options pursuant to the Company's Stock Option Plan, including grants of stock options to executive officers of the Company.

The Compensation Committee met in February 1999 to (a) review and recommend to the Board of Directors the salaries for 1999 of the Company's chief executive officers ("Chief Executive Officers") and (b) determine the incentive awards payable to the Chief Executive Officers under the terms of the Incentive Plan for the Company's 1998 performance. The Committee acted by written consent in March 1999 to confirm the performance standards and set the target levels of performance under the Incentive Plan for 1999. In February 2000, the Committee met to (i) certify the Company's 1999 performance under the Incentive Plan;
(ii) determine the amount of the awards payable to the Chief Executive Officers for 1999; and (iii) confirm the performance standards and set the target levels of performance under the Incentive Plan for 2000. In May 1999, the Committee met to recommend to the Board of Directors salaries, for the period May 1, 1999 through April 30, 2000, for the Company's President and Senior Executive Vice President (together with the Chief Executive Officers, the "Senior Executive Officers"). The cash compensation of the Company's other executive officers was determined through normal annual reviews by their managers, who included one or more of the Chief Executive Officers, the President or the Senior Executive Vice President. The compensation of each such officer was determined in those reviews with reference to the officer's individual performance in such officer's area of responsibility and the manager's assessment of the officer's contribution to the performance of the Company.

 Compensation Goals and Approach

   The Committee's goals were to provide compensation that: (a) reflects both the Company's and the executives' performance; (b) compares reasonably with compensation in the relevant market; and (c) attracts and retains high quality executives. In addition, concerning the incentive awards payable under the Incentive Plan, the amounts paid are directly tied to the Company's performance. In its evaluation of executive compensation for the Senior Executive Officers, the Committee considered factors relating to the Company's performance, compared to a peer group, and the compensation of the Company's Senior Executive Officers relative to the compensation of executives in the peer group. As determined by the Committee, the peer group consisted of the top performing regional bank holding companies that had between $25 billion and $65 billion in assets as of December 31, 1998 and a primary bank operating subsidiary with a rating from Moody's of A1 or better and from Standard and Poor's of A+ or better (Bank of New York Corp., Fifth Third Bancorp., Mellon Bank Corp., National City Corp., Northern Trust Corp., Republic New York Corp., and Wachovia Corp.) and, at the time, the largest savings and loan holding company in the nation (Washington Mutual).

   The Committee considered several measures of performance in evaluating the Company's performance relative to the peer group, including: total assets; yearend stock prices; net earnings; fully-diluted net income per share; return on average assets; return on average equity; capital levels; the ratio of non-performing assets ("NPAs") and troubled debt restructured ("TDRs") to period-end loans; the ratio of net charge-offs to average loans and leases; loan loss coverage; the ratio of general and administrative expenses ("G&A") to interest income and other income; the ratio of non-interest expenses to pretax earnings; and the ratio of pretax earnings to net interest income and non-interest income. In addition, in evaluating compensation, the Committee also considered other factors, including: the attainment of long-term plans and budgets; the attainment of goals and objectives; the attainment of credit ratings by nationally-recognized rating services; the attainment of regulatory examination ratings by the Company and its operating subsidiaries, World Savings Bank, FSB, World Savings and Loan Association and World Savings Bank, SSB; the attainment of regulatory capital standards by the operating subsidiaries; the strategic accomplishments of the Company; and the general assessment of the executives by peers, equity analysts and others.

   With respect to total compensation, the Committee considered annual compensation of the Company's Senior Executive Officers relative to executives in the peer group, for the period 1996 through 1998, including: (i) salary, bonuses and other forms of cash compensation; and (ii) equity-based compensation, including restricted stock and stock options. In general, the Committee concluded that while exact comparisons could not be made, the compensation of the Company's Senior Executive Officers for the period in question was reasonable in light of the Company's performance and with respect to the compensation paid to the peer group.

 Tax Deductibility of Executive Compensation

   Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to the Company's two Chief Executive Officers and to each of the other three most highly compensated executive officers. The Company generally may deduct compensation paid to such an officer only to the extent that the compensation does not exceed $1 million during any fiscal year or is "performance-based" as defined in Section 162(m). The Incentive Plan, which is designed to preserve the deductibility of certain cash compensation by qualifying it as "performance-based," was approved at the 1997 Annual Meeting. In addition, non-qualified stock options granted under the Company's Stock Option Plan qualify as "performance-based" under
Section 162(m). Incentive stock options granted under the Company's Stock Option Plan generally do not entitle the Company to a tax deduction without regard to Section 162(m).

 1999 Compensation for the Chief Executive Officers

   In March 1999, the Committee established performance standards and targets for 1999. The performance standards upon which the targets were based included Return on Average Assets, Return on Average Equity, Diluted Earnings Per Share, General and Administrative Expenses to Average Assets and Non-Performing Assets to Total Assets. In February 2000, the Committee met to certify the Company's 1999 performance under the Incentive Plan and to determine the amount of awards payable to the Chief Executive Officers for 1999. At that time, the Compensation Committee also reviewed the salaries of the Company's Chief Executive Officers and determined that the current salaries were appropriate in light of the Company's performance and the existence of the Incentive Plan. With respect to the Incentive Plan, during the year ended December 31, 1999 (the "1999 Plan Year"), the Company met or exceeded the performance targets established by the Committee at the beginning of the 1999 Plan Year. As a result of the Company's performance during the 1999 Plan Year, the Committee confirmed an award under the Incentive Plan to each Chief Executive Officer in the amount of $180,000.

                                     COMPENSATION COMMITTEE
                                          Patricia A. King, Chairman
                                          Kenneth T. Rosen
                                          Leslie Tang Schilling

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC").

   Based solely on the Company's review of such reports and written representations from certain persons that certain of such reports were not required to be filed by such persons, no officer, Director or person who owns more than ten percent of a registered class of the Company's equity securities failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934 during the year ended December 31, 1999, except that, with respect to Russell W. Kettell, neither a Form 4 nor a Form 5 were filed in a timely manner for a gift of stock that he made to his minor children in December 1999.

Securities Ownership of Certain Beneficial Owners and Management

   The following table sets forth the beneficial ownership, as of the dates indicated, of each stockholder other than Herbert M. Sandler, Marion O. Sandler and Bernard A. Osher, known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock. The table also sets forth the beneficial ownership, as of February 29, 2000, of each of the executive officers named in the Summary Compensation Table located elsewhere in this proxy statement who are not also Directors of the Company:

                                                Amount and Nature of Percent of
     Name and Address of Beneficial Owner       Beneficial Ownership   Class
     ------------------------------------       -------------------- ----------
     Dodge & Cox, Incorporated................       13,216,228(1)      8.2%
     One Sansome Street
     San Francisco, CA 94104


     FMR Corp.................................       10,876,119(2)      6.7%
     82 Devonshire Street
     Boston, MA 02109


     The Windsor Funds, Inc...................        8,995,800(3)      5.6%
     a member of the Vanguard Group of
     Investment Companies
     Vanguard Financial Center
     P. O. Box 2600
     Valley Forge, PA 19482


     Russell W. Kettell.......................        1,148,940(4)       .7%
     President and Treasurer of the Company
     and Senior Executive Vice President of
     World Savings Bank, FSB, World Savings
     and Loan Association and World Savings
     Bank, SSB
     1901 Harrison Street
     Oakland, CA 94612


     James T. Judd............................          272,130(4)       .2%
     Senior Executive Vice President of the
     Company and President and Chief Operating
     Officer of World Savings Bank, FSB, World
     Savings and Loan Association and World
     Savings Bank, SSB
     1901 Harrison Street
     Oakland, CA 94612


     Dirk S. Adams............................           42,600(4)      --
     Executive Vice President of the Company,
     World Savings Bank, FSB, World Savings
     and Loan Association and World Savings
     Bank, SSB
     1901 Harrison Street
     Oakland, CA 94612

--------
(1) Includes 13,216,228 shares with sole disposition power, 12,143,228 with sole voting power and 103,500 with shared voting power, based upon SEC
    Schedule 13G dated February 14, 2000.

(2) Includes 10,876,119 shares with sole disposition power and 328,229 shares with sole voting power, based upon SEC Schedule 13G dated February 14, 2000.

(3) Includes 8,995,800 shares with sole voting power and 8,995,800 shares with shared disposition power, based upon SEC Schedule 13G dated February 8, 2000.

(4) Includes 247,500, 195,000, and 18,000 shares which Messrs. Kettell, Judd and Adams, respectively, may acquire upon exercise of employee stock options exercisable on February 29, 2000 or within 60 days thereafter.

                            EXECUTIVE COMPENSATION

Compensation of Executive Officers

   The compensation paid to each of the two Chief Executive Officers and to the three most highly compensated executive officers of the Company for services in all capacities to the Company and its subsidiaries is set forth below:

                          SUMMARY COMPENSATION TABLE
             For the Years Ended December 31, 1999, 1998 and 1997

                                                                    Long Term
                                    Annual Compensation            Compensation
                              -------------------------------  --------------------
                                                 Other Annual           All Other
Name and Principal                               Compensation  Options Compensation
Position                 Year Salary(A) Bonus(B)     (C)       (#)(E)      (F)
------------------       ---- --------- -------- ------------  ------- ------------
HERBERT M. SANDLER...... 1999 $950,004  $180,000   $22,048     60,000     $5,000
 Chairman of the Board   1998  950,004   124,864    10,954     37,500      5,000
 and Chief Executive     1997  950,004    71,734     9,319          0      4,795
 Officer of the Company,
 World Savings Bank,
 FSB, World Savings and
 Loan Association and
 World Savings Bank, SSB

MARION O. SANDLER....... 1999  950,004   180,000    16,737     60,000      5,000
 Chairman of the Board   1998  950,004   124,864    13,408     37,500      5,000
 and Chief Executive     1997  950,004    71,734    14,760          0      4,795
 Officer of the Company,
 World Savings Bank,
 FSB, World Savings and
 Loan Association and
 World Savings Bank, SSB

JAMES T. JUDD........... 1999  668,312       --     19,408     30,000      5,000
 Senior Executive Vice   1998  636,484       --     76,531(D)  30,000      5,284
 President of
 the Company and         1997  607,108       --     13,376          0      5,020
 President and Chief
 Operating Officer of
 World Savings Bank,
 FSB, World Savings and
 Loan Association and
 World Savings Bank, SSB

RUSSELL W. KETTELL...... 1999  606,808       --     11,867     30,000      5,000
 President and Treasurer 1998  577,908       --     12,002     30,000      6,336
 of the Company and      1997  551,232       --      7,273          0      5,020
 Senior Executive Vice
 President of World
 Savings Bank, FSB,
 World Savings and Loan
 Association and World
 Savings Bank, SSB

DIRK S. ADAMS........... 1999  344,358       --      7,751          0      5,000
 Executive Vice          1998  367,500       --      7,632     18,000      5,766
 President of the        1997  350,004       --      1,522          0      5,020
 Company, World Savings
 Bank, FSB, World
 Savings and Loan
 Association and World
 Savings Bank, SSB

--------
(A) Amounts shown include cash compensation earned by executive officers.

(B) Amounts shown include cash compensation earned under the Company's Incentive Plan.

(C) Amounts are for cash reimbursement for income taxes on account of certain fringe benefits provided to such individuals.

(D) Includes $62,000 for cash reimbursement for moving expenses incurred during 1998.

(E) Options granted are under the Company's 1996 Stock Option Plan.

(F) Amounts shown in this column represent, primarily, Company contributions on behalf of each of these officers to the Company's 401(K) plan, $5,000 (1999 and 1998) and $4,750 (1997).

Indebtedness of Management

   The following table sets forth information relating to all loans made to each individual who was a Director or officer of the Company during 1999:

                                                                    Range of
                                                                 Interest Rates
                                    Highest          Unpaid           from
                                 Indebtedness     Balance as of   Jan. 1, 1999
     Name                     Since Dec. 31, 1998 Feb. 29, 2000 to Feb. 29, 2000
     ----                     ------------------- ------------- ----------------
     Carl M. Andersen........      $284,452         $276,816    5.78%  to 6.15%
                                    182,719          177,573    6.93   to 7.30

     William C. Nunan........       288,818          277,578    5.48   to 5.85

   All of the above loans are secured by first trust deeds on single family residences. Carl M. Andersen and William C. Nunan are Group Senior Vice Presidents of the Company. Both officers hold their same titles with World Savings and Loan Association, World Savings Bank, FSB and World Savings Bank, SSB.

Deferred and Retirement Compensation

   The Company has entered into deferred compensation agreements with certain of the key employees of the Company and its subsidiaries, as selected by the Office of the Chairman, including Messrs. Judd, Kettell and Adams.

   The agreements provide for benefits payable in monthly installments over ten years upon retirement at age 65 or upon the death of the employee (paid to his beneficiary). The agreements contain vesting schedules that provide for full vesting by ages ranging from 58 to 63, depending upon the age of the employee at the time the agreement was executed. The vesting schedules provide that one-third of the benefits vest during the first half of the vesting period and two-thirds vest during the second half.

   The annual installments payable upon retirement at age 65 or death to Messrs. Judd, Kettell and Adams are $300,000, $375,000 and $200,000, respectively. As of December 31, 1999, Messrs. Judd, Kettell and Adams had accumulated vested benefits which would entitle them to annual installments payable, as described above, of $222,170, $303,656 and $39,212, respectively. During 1999, the following amounts under the agreements were vested for the accounts of Messrs. Judd, Kettell and Adams, respectively: $333,300, $305,530 and $86,620. In addition, Mr. Judd has $400,000 in fully vested benefits remaining from a separate deferred compensation agreement that originally provided for an aggregate of 120 monthly installments of $8,333 each, to be paid to him at his election.

   The Company carries life insurance policies on the lives of these employees in amounts estimated to be sufficient to cover its obligations under the agreements. If assumptions as to mortality experiences, future policy dividends and other factors are realized, the Company will recover an amount equal to all retirement payments under the agreements, plus the premiums on the insurance contracts and the interest that could have been earned on the use of the retirement and premium payments.

Compensation of Directors

   An annual retainer of $20,000, paid monthly, and a fee of $3,000 for each Board of Directors meeting attended is paid to Directors who are not employees of the Company. In addition, the Chairman of the Audit Committee receives a fee of $1,500 per Audit Committee meeting attended and each of the other members of the Audit Committee receives a fee of $1,250 for each Audit Committee meeting attended.

Stock Options

   Information concerning individual grants of stock options made to the two Chief Executive Officers and to the three most highly compensated executive officers of the Company during the year ended December 31, 1999 is set forth below:

                              OPTION GRANTS TABLE

                Option Grants for Year Ended December 31, 1999

                                    Individual Grants (A)
                         -------------------------------------------
                                                                     Potential Realizable
                                                                       Value at Assumed
                                      % of                           Annual Rates of Stock
                                 Total Options  Exercise              Price Appreciation
                         Options   Granted to    or Base                for Option Term
                         Granted   Employees      Price   Expiration ---------------------
Name                       (#)   in Fiscal Year ($/Share)    Date        5%        10%
----                     ------- -------------- --------- ---------- ---------- ----------
Herbert M. Sandler...... 60,000       2.8%       $30.81   4/15/2009  $1,162,650 $2,946,450

Marion O. Sandler....... 60,000       2.8         30.81   4/15/2009   1,162,650  2,946,450

James T. Judd........... 30,000       1.4         30.81   4/15/2009     581,325  1,473,225

Russell W. Kettell...... 30,000       1.4         30.81   4/15/2009     581,325  1,473,225

Dirk S. Adams...........      0        --             0         --          --         --

--------
(A) All options were granted with a per share exercise price equal to the fair market value of a share of Company Common Stock on the date of grant. The options become exercisable on the second anniversary of the grant date. The Company did not grant any stock appreciation rights.

   Information concerning exercises of stock options by these individuals during the year ended December 31, 1999, and certain information concerning unexercised stock options is set forth below:

                   OPTION EXERCISES AND YEAREND VALUE TABLE

     Aggregated Option Exercises for the Year Ended December 31, 1999 and
                    December 31, 1999 Yearend Option Values

                                                         Number of           Value of Unexercised
                                                  Unexercised Options at    In-the-Money Options at
                           Shares                  December 31, 1998(#)      December 31, 1999(B)
                         Acquired on    Value    ------------------------- -------------------------
Name                     Exercise(#) Realized(A) Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- ----------- ----------- ------------- ----------- -------------
Herbert M. Sandler......   420,000   $10,533,125   480,000      97,500     $9,515,850    $382,500

Marion O. Sandler.......   420,000    10,236,875   480,000      97,500      9,515,850     382,500

James T. Judd...........   105,000     2,581,313   165,000      60,000      2,993,625     257,625

Russell W. Kettell......   135,000     3,351,687   217,500      60,000      4,074,150     257,625

Dirk S. Adams...........    29,700       534,444         0      18,000              0     106,200

--------
(A) Market value of underlying securities at exercise date less the option price.

(B) Market value of unexercised "in-the-money" options at year end less the option price of such options.

Common Stock Performance Graph

   The graph below compares the yearly change in the Company's cumulative total stockholder return on its Common Stock for the five years ended December 31, 1999 with the cumulative total return, assuming reinvestment of dividends, of each of the Standard & Poor's 500 Stock Index and the Standard & Poor's Major Regional Bank Index. The returns of each component company of each index have been weighted according to the stock market capitalization of the respective company. Cumulative total stockholder return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment and (B) the difference between the Company's share price at the beginning and the end of the measurement period by (ii) the share price at the beginning of the measurement period.

                  TOTAL SHAREHOLDER RETURN PERFORMANCE GRAPH


                               1994      1995      1996      1997      1998      1999
Golden West Financial Corp      100       158       182       283       267       294
S&P 500 Index                   100       138       169       226       290       351
S&P Major Regional Banks        100       157       215       324       357       307


   Assumes $100 invested on December 31, 1994 in the stock of Golden West Financial Corporation, S&P 500 Index and the S&P Major Regional Banks (weighted by market capitalization). Total return assumes reinvestment of dividends.

                             APPROVAL OF AUDITORS

   The Board of Directors has appointed Deloitte & Touche LLP to serve as the Company's independent auditors for the year ending December 31, 2000, subject to stockholder approval. If the stockholders do not vote in favor of the appointment of Deloitte & Touche LLP, the Board of Directors will consider the selection of other auditors.

   Representatives of Deloitte & Touche LLP will be present at the Annual Meeting of Stockholders and will be available to respond to appropriate questions. They will be given the opportunity to make a statement, if they desire to do so.

   Deloitte & Touche LLP has served as the Company's independent auditors since 1963 and was selected by the Board of Directors to serve in 1999, which selection was ratified and approved by the stockholders of the Company on April 27, 1999. In order to be adopted, the proposal to approve the appointment of Deloitte & Touche LLP as auditors for the Company must be approved by the holders of a majority of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the meeting. The Board of Directors recommends a vote FOR the appointment of Deloitte & Touche LLP to serve as the Company's independent auditors for the year ending December 31, 2000.

                STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

   Stockholders' proposals intended to be presented at the 2001 Annual Meeting of Stockholders of the Company must be received by the Company not later than November 16, 2000, for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. Proposals should be addressed to the Company at 1901 Harrison Street, Oakland, California, 94612, Attention: Corporate Secretary.

   The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 2001 Annual Meeting of Stockholders of the Company, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the stockholder should give appropriate notice no later than January 31, 2001. If a stockholder fails to submit the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement, and the proxy holders will be allowed to use their discretionary voting authority if the proposal is raised at the 2001 Annual Meeting of Stockholders of the Company.

                                 OTHER MATTERS

   The management knows of no business other than that mentioned above to be transacted at the Annual Meeting, but if other matters do properly come before the meeting it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment, and discretionary authority to do so is included in the proxy.

                                          GOLDEN WEST FINANCIAL CORPORATION
                                          Oakland, California

March 13, 2000

GOLDEN     Proxy              PROXY SOLICITED BY BOARD OF DIRECTORS
WEST
FINANCIAL          The undersigned hereby appoints Russell W. Kettell, Michael
CORPORATION        Roster and Marion O. Sandler and, or any of them, each with
-----------        power of substitution, as proxies of the undersigned to
                   attend the Annual Meeting of Stockholders of Golden West
                   Financial Corporation (the "Company"), to be held on the fourth floor of the Company's headquarters located at 1901
                   Harrison Street, Oakland, California on May 2, 2000, commencing at 11:00 a.m., and any adjournment thereof, and to vote the number of shares of Common Stock, $.10 par value, of the Company, which the undersigned would be entitled to vote if personally present on the following:

(1) ELECTION OF  [_] FOR all nominees listed below (except as [_] WITHHOLD AUTHORITY to vote for all
DIRECTORS            marked to the contrary below)                nominees listed below

           Maryellen B. Cattani, Kenneth T. Rosen, Herbert M. Sandler

(INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------
(2) RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP, to serve as the Company's independent auditors for the year ended December 31, 2000.
                      [_] FOR   [_] AGAINST   [_] ABSTAIN

(3) In their discretion, upon all other matters as may properly be brought before the meeting or any adjournment thereof.

                               (Continued and to be signed on reverse side)
-------------------------------------------------------------------------------
                           * FOLD AND DETACH HERE *

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                       GOLDEN WEST FINANCIAL CORPORATION

   The Annual Meeting of Stockholders of Golden West Financial Corporation (the "Company") will be held on the fourth floor of the Company's headquarters located at 1901 Harrison Street, Oakland, California on Tuesday, May 2, 2000, commencing at 11:00 a.m. for the following purposes:

  (1) To elect three members of the Board of Directors to hold office for three-year terms and until their successors are duly elected and qualified;

  (2) To ratify the selection of independent auditors; and

  (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

   The close of business on March 6, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at this meeting or any adjournment thereof. A list of such stockholders will be available at the time and place of the meeting and, during ten days prior to the meeting, at the office of the Secretary of Golden West Financial Corporation, 1901 Harrison Street, Oakland, California.

                                    By order of the Board of Directors

                                    /s/ Michael Roster
                                    MICHAEL ROSTER
                                    Executive Vice President and Secretary

March 13, 2000

IMPORTANT: To assure your representation at the meeting, please detach, complete, date, sign and mail the attached Proxy promptly in the return envelope which has been provided.

(Continued from other side)

  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS NOMINATED BY MANAGEMENT AND FOR PROPOSAL 2.

  Please date and sign below exactly as your name or names appear hereon. If more than one name appears, all should sign. Joint owners should each sign personally. Corporate proxies should be signed in full corporate name by an authorized officer and attested. Persons signing in a fiduciary capacity should indicate their full names in such capacity.

                                                 ------------------------------
                                                   (Signature of Stockholder)

                                                 ------------------------------
                                                   (Signature of Stockholder)


                                                 Dated __________________, 2000

Stockholders are Urged to Complete, Sign and Return This Proxy Promptly in the
                              Enclosed Envelope.
------------------------------------------------------------------------------

                           * FOLD AND DETACH HERE *